SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                         June 29, 2001 (June 29, 2001)
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              (Date of Report (date of earliest event reported))

                              Opus360 Corporation
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            (Exact name of Registrant as specified in its charter)

       Delaware                 000-29793                 13-4023714
 --------------------   ------------------------   -------------------------
    (State or other      (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                      Identification
    incorporation)                                           Number)

         39 West 13th Street
         New York, NY                                   10011
  -----------------------------------      ---------------------------------
       (Address of principal                          (Zip Code)
         executive office)

                                (212) 687-6787
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             (Registrant's telephone number, including area code)

                                     None
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      (Former name, former address and former fiscal year, if applicable)


Item 5.  Other Events

         Except as expressly indicated or unless the context otherwise requires, "Opus360", "we", "our", or "us" means Opus360 Corporation, a Delaware corporation, and its subsidiaries.

         On June 29, 2001, we issued a press release announcing that we have been notified by the Nasdaq Stock Market that our common stock has been delisted from the Nasdaq National Market and that, commencing June 29, 2001, our common stock will trade on the OTC Bulletin Board(R) (OTCBB) under the same symbol, OPUS.

         The press release regarding the item described above is incorporated herein by reference and the foregoing description of the content thereof is qualified in its entirety by reference to such exhibit. The press release should be read in conjunction with the Note Regarding Forward Looking Statements which is included in the text of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit 99.1      Press Release dated June 29, 2001:
                           Opus360 to Trade on OTC Bulletin Board.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     OPUS360 CORPORATION

                                                     By: /s/ Jeanne M. Murphy
                                                     Jeanne M. Murphy
                                                     Executive Vice President
                                                     and General Counsel

Date:  June 29, 2001





                                 EXHIBIT INDEX


      Exhibit No.          Description

         99.1              Press Release dated June 29, 2001:
                           Opus360 to Trade on OTC Bulletin Board.


                                                                Exhibit 99.1

Contacts:

Peter Schwartz, Opus360, chief financial officer, 212.884.6432, pschwartz@opus360.com

Carlos Cashman, Opus360, corporate communications director,
212.884.6436 ccashman@opus360.com


                              OPUS360 TO TRADE ON
                              OTC BULLETIN BOARD
                                      ---

NEW YORK, June 28, 2001 - Opus360 Corporation, (OTC BB:OPUS), a leading provider of eBusiness software for acquiring and managing skilled professionals, announced today that it has been notified by the Nasdaq Stock Market that the Company's common stock has been delisted from the Nasdaq National Market. Commencing June 29, 2001, the Company's common stock will trade on the OTC Bulletin Board(R) (OTCBB) under the same symbol, OPUS. The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter (OTC) equity securities.

About Opus360 Corporation
-------------------------
Opus360 provides eBusiness software that enables companies to manage and acquire skilled professionals strategically. Recently named one of the top 100 technology companies by Forbes magazine and one of the top 100 eProcurement providers by iSource Business magazine, Opus360's software enables businesses to get more work done with the employees they have and reduce the cost of acquiring skilled professionals. Opus360 has sold its products and services to leading corporations, professional services and staffing firms such as Lucent Technologies (NYSE: LU), Computer Sciences Corporation (NYSE: CSC), CompuCom (Nasdaq: CMPC), Computer Task Group (NYSE: CTG) and Global Managed Services. On April 11, 2001, Opus360 signed a definitive agreement to combine with Artemis Management Systems, Inc., a wholly-owned subsidiary of Proha PLC and a leading provider of world class project and resource collaboration solutions. For more information, visit the Opus360 Website at www.Opus360.com.

Forward Looking Statements
--------------------------
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This press release contains or may contain forward-looking statements such as statements regarding the likelihood or effect of completing the combination with Artemis Management Systems, the abilities of the Company and Artemis Management Systems to successfully integrate their businesses, Artemis Management Systems' and Opus360's growth and profitability, growth strategy, operating expense reduction targets and trends in the industry in which Artemis Management Systems and Opus360 operate. These forward-looking statements are based on current expectations and are subject to a number of risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements are detailed in the documents filed by Opus360 with the Securities and Exchange Commission including but not limited to those contained under the risk factors section of the Opus360 Annual Report on Form 10-K dated as of December 31, 2000. Opus360 assumes no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.



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